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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    June 17, 1996
                                                --------------------------

                  American Communications Services, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        0-25314                 52-1947746
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  (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)


131 National Business Parkway, Annapolis Junction, Maryland           20701
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (301) 617-4200
                                                   ----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.          Other Events.

                 On June 17, 1996, American Communications Services, Inc. (the "registrant"), filed a registration statement on Form SB-2 with the Securities and Exchange Commission (the "Commission") relating to the registration of $133,750,000 proposed maximum aggregate offering price of the registrant's common stock, par value $.01 per share. A copy of the registration statement on Form SB-2, filed with the Commission on June 17, 1996, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

                 On July 2, 1996, the registrant filed Amendment No. 1 to the Registration Statement on Form SB-2 with the Commission. A copy of Amendment No. 1 to the Registration Statement on Form SB-2, filed with the Commission on July 2, 1996, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                 (c)  The following exhibits are filed with this report:

                 99.1. Registration Statement on Form SB-2 filed by the registrant with the Commission on June 17, 1996.

                 99.2. Amendment No. 1 to the Registration Statement on Form SB-2 filed by the registrant with the Commission on July 2, 1996.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      American Communications Services, Inc.



                                      By: /s/ Harry J. D'Andrea
                                          --------------------------------
                                          Name:   Harry J. D'Andrea
                                          Title:  Chief Financial Officer



Dated: July 12, 1996
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                                 EXHIBIT INDEX



Exhibit Number                              Description
- --------------                              -----------
     99.1 Registration Statement on Form SB-2, filed by the registrant with the Commission on June 17, 1996.

     99.2 Amendment No. 1 to the Registration Statement on Form SB-2, filed by the registrant with the Commission on July 2, 1996.